EXHIBIT 99.1

ME2C® Environmental to Hold 2021 Annual Meeting of Stockholders

CORSICANA, TX, Mar. 10, 2021 -- Midwest Energy Emissions Corp. (OTCQB: MEEC) ("ME2C Environmental" or the “Company”), a leading environmental technologies firm, will hold the Company’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) on or about May 19, 2021. Additional details regarding the exact time, location and matters to be voted on at the 2021 Annual Meeting will be provided in the Company’s proxy statement for the 2021 Annual Meeting.

Because the Company did not hold an annual meeting in 2020, pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting must ensure that such proposal is received by the Company’s Secretary, David M. Kaye, at 1810 Jester Drive, Corsicana, Texas 75109 on or before the close of business on April 9, 2021. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the Annual Meeting and must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

Additionally, a stockholder intending to submit a proposal outside the processes of Rule 14a-8 of the Exchange Act or to nominate persons for election to serve as a director of the Company, in each case in connection with the Annual Meeting, to be considered timely, must provide written notice of such proposal or nomination to the Company’s Secretary not later than the close of business on April 9, 2021, in order to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act in respect of the Annual Meeting. Such proposals or nominations must comply with the advance notice provisions contained in the Company’s amended and restated bylaws.

About ME2C® Environmental

ME2C Environmental (OTCQB: MEEC), is a leading environmental technologies company developing and delivering patented and proprietary solutions to the global power industry. ME2C’s leading-edge services have been shown to achieve emissions removal at a significantly lower cost and with less operational impact than currently used methods, while maintaining and/or increasing power plant output and preserving the marketability of byproducts for beneficial use. ME2C Environmental is a trade name of Midwest Energy Emissions Corp. For more information, please visit www.me2cenrvironmental.com.

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Safe Harbor Statement

With the exception of historical information contained in this press release, content herein may contain "forward-looking statements" that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by using words such as "anticipate," "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. Matters that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the gain or loss of a major customer, change in environmental regulations, disruption in supply of materials, capacity factor fluctuations of power plant operations and power demands, a significant change in general economic conditions in any of the regions where our customer utilities might experience significant changes in electric demand, a significant disruption in the supply of coal to our customer units, the loss of key management personnel, availability of capital and any major litigation regarding ME2C. In addition, this release contains time-sensitive information that reflects management's best analysis only as of the date of this release. ME2C does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect financial performance related to forward-looking statements contained in this release can be found in ME2C’s periodic filings with the Securities and Exchange Commission.

ME2C Environmental Contact:

Stacey Hyatt
Corporate Communications
Midwest Energy Emissions Corp.
Main: 614-505-6115 x-1001
Direct: 404-226-4217
shyatt@me2cenvironmental.com

Investor Relations Contact:

Greg Falesnik or Brooks Hamilton
MZ Group - MZ North America
949-546-6326
MEEC@mzgroup.us
www.mzgroup.us

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